Louis C. Camilleri Chairman and Chief Executive Officer Morgan Stanley Global Consumer & Retail Conference New York, 19 November 2009 Exhibit 99.2

This presentation and related discussion contain statements that, to the extent they do not relate strictly to historical or current facts, constitute
“forward-looking statements” within the meaning of the Private
Securities Litigation Reform Act of 1995. Such forward-looking statements are based on current plans, estimates and expectations, and are not guarantees of future performance. They are based on
management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. PMI undertakes no obligation to publicly update or revise any forward-looking statements, except in the normal course of its public disclosure obligations. The risks and uncertainties relating to the forward-looking statements in this presentation include those described under Item 1A. “Risk Factors” in PMI’s Form 10-K for the year ended
December 31, 2008, and Form 10-Q for the quarter ended September 30,
2009, filed with the Securities and Exchange Commission
Reconciliations of non-GAAP measures included in this presentation to the most comparable GAAP measures are provided either at the end of this web cast or are already available on our web site
Forward-Looking, Cautionary Statements and Use of
Non-GAAP Measures

Agenda
Performance against our growth targets
Why we believe these growth targets remain realistic
Key strategies and growth opportunities, and the
strong cash flow that underpins our ability to enhance
shareholder returns

Cigarette Volume
(a)
1 – 2%
Net Revenues
(b)(c)
4 – 6%
Operating Companies Income
(c)
6 – 8%
EPS
(d)
10 – 12%
(a) Organic volume growth (that is, excluding acquisitions) target of 1%
(b) Excluding excise taxes
(c) Excluding currency and acquisitions
(d) Excluding currency
Currency Neutral Mid to Long-Term
Annual Growth Targets

5 2008 PMI Results 1 Mid to Long-Term Target 1.0 0.6 3.2 0.3 (0.2) Organic Cigarette Volume (a) Full Year Q4 Q3 Q2 Q1 (% growth) (a) Excluding acquisitions Source: PMI Financials

2008 PMI Results
10-12
6-8
4-6
1
Mid to
Long-Term
Target
12.9 12.5 9.0 10.0 23.7
Adjusted Diluted
EPS
(d)(e)
9.8 5.5 7.1 9.2 19.4 Adjusted OCI
(c)
5.6 5.6 7.2 4.0 5.5 Net Revenues
(b)(c)
1.0 0.6 3.2 0.3 (0.2)
Organic Cigarette
Volume
(a)
Full
Year Q4 Q3 Q2 Q1 (% growth)
(a) Excluding acquisitions
(b) Excluding excise taxes
(c) Excluding currency and acquisitions
(d) Excluding currency
(e) Compared to pro forma 2007 results
(f) Please see relevant reconciliations to most comparable GAAP measures posted on our web site or at the end of this presentation
Source: PMI Financials
(f) (f) (f) (f) (f)

7 2009 PMI Results (a) Excluding acquisitions Source: PMI Financials 1 Mid to Long-Term Target (2.1) (4.0) (1.1) (1.1) Organic Cigarette Volume (a) YTD Sept Q3 Q2 Q1 (% growth)

8 Pricing Variance ($ million) Source: PMI Financials 2008 2009 277 248 305 393 358 549 590 0 600 Q1 Q2 Q3 Q4 Q1 Q2 Q3

2009 PMI Results
(a) Excluding acquisitions
(b) Excluding excise taxes
(c) Excluding currency and acquisitions
(d) Excluding currency
(e) Please see relevant quarterly reconciliations to most comparable GAAP measures posted on our website
Source: PMI Financials
10-12
6-8
4-6
1
Mid to
Long-Term
Target
15.4 18.3 17.2 11.3
Adjusted Diluted
EPS
(d)
8.6 10.6 9.5 5.3 Adjusted OCI
(c)
4.7 4.1 6.1 3.9 Net Revenues
(b)(c)
(2.1) (4.0) (1.1) (1.1)
Organic Cigarette
Volume
(a)
YTD
Sept Q3 Q2 Q1 (% growth)
(e) (e) (e) (e)

PMI Adjusted OCI Margins (a)
1.6 44.2 42.6 PMI
7.2 32.7 25.5 LA & Canada
2.4 37.3 34.9 Asia
2.0 44.8 42.8 EEMA
0.8pp 51.7% 50.9% EU
Variance
YTD Sept
2009
YTD Sept
2008 (%)
(a) Excluding currency. Please see relevant reconciliations to most comparable GAAP measures posted on our web site
Source: PMI Financials

2009 Reported Diluted EPS Guidance
2009 reported diluted EPS guidance: $3.20 - $3.25
Based on October results and current business and
currency outlook for the remainder of the year, we
expect reported diluted EPS for 2009 to be at the
upper end of this range
Source: PMI Financials

Future Prospects
Beyond 2009, we believe we can continue to deliver
against our mid to long-term annual growth targets
Difficult to predict shape and timing of employment-
led economic recovery
Confident we can meet EPS and free cash flow
targets, which we believe are the two most important
metrics
Ability to meet our volume targets depends on
sustained recovery in employment levels

13 PMI Organic Volume Drivers Total consumption trends Geographic mix PMI market share growth Other factors

Total Cigarette Industry Volume (a)
(a) Excluding China, USA and duty-free
Note: Organization for Economic Co-operation and Development (OECD)
Source: PMI estimates
(billion units)
0.2%
CAGR
(2.5)%
CAGR
1.9%
CAGR
Non-OECD
OECD
1,170
2,172
3,342
1,297
2,017
3,314
2004 2008

Total Cigarette Industry Volume (a)
Non-OECD
OECD
(2.4)%
Var.
(3.4)%
Var.
(1.9)%
Var.
Forecast
(a) Excluding China, USA and duty-free
Note: Organization for Economic Co-operation and Development (OECD)
Source: PMI estimates
0.2%
CAGR
(2.5)%
CAGR
1.9%
CAGR
(billion units)
1,170
1,130
2,172
2,131
3,342
3,261
1,297
2,017
3,314
2004 2008 2009

16 Key Industry Volume Drivers Demographics Consumer purchasing power

17 Key Industry Volume Drivers Demographics Consumer purchasing power Excise taxation

18 Key Industry Volume Drivers Demographics Consumer purchasing power Excise taxation Regulatory environment Social trends

Key Industry Volume Drivers
Demographics
Consumer purchasing power
Excise taxation
Regulatory environment
Social trends
Expected industry volume trend post economic crisis:
annual range of +/- 0.5%
Source: PMI estimates

PMI Share Growth Targets
To achieve 1% organic volume growth within this
industry volume range, PMI needs to gain between
0.1 and 0.4 share points
Organic share gain of 0.2 points in 2008 (with 0.2%
industry volume growth)
PMI should be able to do at least as well going
forward benefiting from:
-
Greater exposure to faster growing emerging markets
-
Strong share momentum across a wide range of geographies
Source: PMI estimates

21 PMI Regional Volume Mix EU LA & Canada Asia EEMA 2004 Volumes: 762 billion units Source: PMI Financials EU EEMA Asia LA & Canada 2008 Volumes: 870 billion units 36% 35% 19% 10% 28% 35% 26% 11%

22 PMI Asia Region Volume Mix Japan Other Asia Indonesia Source: PMI Financials Japan Indonesia Other Asia 2004 Volumes: 142 billion units 2008 Volumes: 224 billion units 26% 33% 41% 42% 52% 6%

PMI Market Share Growth
1.8
1.6
1.3
1.1
1.0
1.2
1.0
(b)
1.9pp
Avg. Annual
Share Growth
2004-09 YTD
69.2 63.5 60.1 Mexico
73.3 66.3 65.1 Argentina
14.0 8.6 7.4 Korea
29.0 28.3 23.5 Indonesia
35.8 33.1 31.0 Ukraine
42.8 43.6 36.9 Turkey
25.3 22.2 N/A
(a)
Russia
15.9% 10.2% 6.4% Egypt
YTD Sept
2009 2006 2004
(a) No comparable data for 2004 due to change of service provider
(b)  Average growth rate for 2006 through 2009 YTD
Source: A.C. Nielsen, Korea Research Center and PMI estimates

PMI Market Share Development (a)
OECD Non-OECD
(a) YTD Sept 2009 data based on 94 key markets in which PMI operates
Note: Organization for Economic Co-operation and Development (OECD)
Source: PMI estimates
(%)
Sept 2009 Sept 2009
34.2
33.6
34.6
34.8
23.4
24.4
24.6
25.0
20
40
2007 2008 12mm 3mm 2007 2008 12mm 3mm

PMI Net Revenue Growth
We believe 1% annual organic volume growth rate
remains achievable in mid to long-term
Prime focus is net revenue growth excluding currency
and acquisitions of 4-6%, driven by:
-
pricing
-
product mix
-
geographic mix
Note: Net revenues exclude excise taxes

26 PMI Pricing Variance by Region EU LA & Canada Asia EEMA EU LA & Canada Asia EEMA 2008: $1.2 billion 2009 YTD Sept: $1.5 billion Source: PMI Financials 26% 40% 20% 14% 31% 41% 17% 11%

27 ($ million) Forecast Cumulative Gross Cost Savings (2008-10) Productivity and Cost Savings 450 250 1,550 850 Manufacturing Productivity G&A + Other EU Program Total

Strategies for Growth
Reinforce our position in profitable consumer
segments
Drive growth of our leading brand portfolio through
enhanced consumer understanding and innovation
Expand geographically
Effectively utilize our strong and growing cash flow to
increase shareholder returns
Pursue opportunities for margin improvement
Boost organizational effectiveness and generate
productivity savings
Obtain a fair and reasonable regulatory and fiscal
environment
Attract, motivate and retain the best global talent

Strategies for Growth
Reinforce our position in profitable consumer
segments
Drive growth of our leading brand portfolio through
enhanced consumer understanding and innovation
Expand geographically
Effectively utilize our strong and growing cash flow to
increase shareholder returns
Pursue opportunities for margin improvement
Boost organizational effectiveness and generate
productivity savings
Obtain a fair and reasonable regulatory and fiscal
environment
Attract, motivate and retain the best global talent

Top 15 International Brands (2008)
Lark
Parliament
Chesterfield
Bond Street
Philip Morris
L&M
Marlboro
Source: PMI data from Financials. Competitive data for BAT and JT derived from 2008 company reports and PMI estimates
(billion)
26
37
38
39
41
92
311
0 50 100 150 200 250 300 350
LD
Dunhill
Viceroy
Camel
Pall Mall
Kent
Mild Seven
Winston
PMI
BAT
JT

31 Brand Portfolio Mid-Price Premium & Above Local Heritage International Low-Price

Enhanced Consumer Understanding and Innovation Enhanced Consumer Understanding and Innovation

33 Marlboro Architecture “Flavor enjoyment” “Smooth taste and style” “Fresh taste sensations” Red Gold Fresh

Marlboro Red Marlboro Red Line Line

New Marlboro Red
Pack Perception - France
Beautiful
In the spirit
of the times
High- end
Modern
Innovative
Worth its price
Proud to show
: Significant difference at
95% confidence level
:
:
New Pack
(n=100)
Old Pack
(n=100)
Source: PMI market research in France (POS study 2 months after launch in Montpellier)
0
1
2
3
4
5
6
7
8
9
10
Masculine
That I like
That goes well with me
Original
Elegant/chic
Refined
Feminine
Lets me stand out
That lacks character

Marlboro Red
Perception - Romania
2008 vs. 2007 LA - 24
2007 2008
Note: LA stands for Legal Age (min 18).  An index of 100 is equal to the average score obtained across all brands for the item
Source: Strategic Group Research Consulting, market research in Romania
-40
10
60
110
160
210
For people like me
Understands and offers what I want
Worth its price
Regularly launches appealing new products
Fun
Talks credibly about its products
Premium / worth paying for
Growing in popularity
Stylish / elegant
Advertising / communication appealing to me
For people my age
Stands test of time
Prestigious
Authentic
Highly visible
Modern
Classic / timeless
Would smoke on special occasions only
Very masculine
Feminine

Marlboro Gold Line

Marlboro Marlboro Innovation Innovation

44 Marlboro Market Share – Italy Gold Touch 2008 2009 Source: PMI estimates (%) 22.6 22.1 21.9 22.7 23.1 1.4 15 25 Q3 Q4 Q1 Q2 Q3

45 Marlboro Market Share – Japan Black Menthol 2007 2008 2009 Source: Tobacco Institute of Japan (%) 0.8 10.1 10.2 10.6 1.4 0 12 Q3 Q3 Q3

46 Marlboro Market Share – Korea Filter / Flavor Plus 2005 2007 2009 2008 2006 Source: Korea Research Center (%) 3.0 3.4 4.1 4.8 6.0 0 6 Q3 Q3 Q3 Q3 Q3

Marlboro
Smoker Share – EU Region
(pp)
(Difference LA-24 vs. LA-64)
Italy Belgium Greece Sweden Neth. Czech France UK Poland
Spain Germany
Note: LA stands for Legal Age (min 18).  All data are 2009 preliminary, except Italy, Poland and Spain, which are 2008 data
Source: PMI Market Research (General Consumer Tracking Survey)
Austria
(3.6)
8.5
-4
-2
0
2
4
6
8
10

Marlboro
Smoker Share – Portugal
9.7pp
7.9pp
(%)
Note: LA stands for Legal Age (min 18)
Source: PMI Market Research (General Consumer Tracking Survey)
28.9
21.5
24.8
28.7
34.1
21.0
18.3
21.4
21.6
24.4
15
35
Feb-08 May-08 Oct-08 Feb-09 Sep-09
LA-24 LA-64

49
Marlboro
Smoker Share – Other Regions
(Difference LA-24 vs. LA-64)
Korea Japan Ukraine Mexico Turkey Romania Russia Egypt Indon.
Arg.
Note: LA stands for Legal Age (min 18). All data are 2009 preliminary, except Egypt, Romania, Russia, Saudi Arabia and Ukraine, which are 2008 data.
Source: PMI Market Research (General Consumer Tracking Survey)
Saudi
15.5
(pp)
9.8
-2
0
2
4
6
8
10

Parliament
Share Variances
(Q3, 2009 vs. Q3, 2007)
(pp)
Korea Turkey Kazakhstan Ukraine Russia
Japan
Source: Korea Research Center, A.C. Nielsen, Business Analytica and Tobacco Institute of Japan
2.3
2.2
1.0
0.9
0.4
(0.2)
-1
0
1
2
3

1mg Segment

PMI 1mg Segment Shares
(%)
Q3-07 Q3-08 Q3-09 Q3-07 Q3-08 Q3-09 Q3-07 Q3-08 Q3-09
Source: Tobacco Institute of Japan, Korea Research Center and A.C. Nielsen
19.7
9.8
8.8
19.3
11.2
12.5
20.5
13.5
15.6
0
25
Japan Korea Saudi Arabia

54 L&M Old Line-up New Line-up

55 L&M Market Share Variances – EU Region (Q3, 2009 vs. Q3, 2007) (pp) Germany Source: A.C. Nielsen and PMI estimates Czech Neth. Sweden Spain Poland Belgium France 3.0 2.6 2.3 2.3 2.1 1.4 1.0 0.4 0 3

L&M Link (super-slims)

58 (%) Super-Slims Segment – Poland (%) Q3-07 Q3-08 Q3-09 Source: A.C. Nielsen Segment Share of Market PMI Share of Segment Q3-07 Q3-08 Q3-09 6.5 8.2 10.3 0 12 25.7 35.8 40.3 0 50

Strategies for Growth
Reinforce our position in profitable consumer
segments
Drive growth of our leading brand portfolio through
enhanced consumer understanding and innovation
Expand geographically
Effectively utilize our strong and growing cash flow to
increase shareholder returns
Pursue opportunities for margin improvement
Boost organizational effectiveness and generate
productivity savings
Obtain a fair and reasonable regulatory and fiscal
environment
Attract, motivate and retain the best global talent

Organic Market Entry and Expansion
(%)
PMI Market Share
Algeria Bulgaria
L&M
Marlboro
Source: A.C. Nielsen and PMI estimates
Other
Marlboro
Muratti
7.7
9.0
11.5
3.3
5.3
5.9
3.5
5.7
10.1
1.4
3.1
3.3
5.0
5.4
11.2
14.7
21.6
6.6
11.7
14.4
0
25
Q3-07 Q3-08 Q3-09 Q3-07 Q3-08 Q3-09

61 Acquisitions – Indonesia PMI Gudang Garam Djarum Market Shares (%) Source: PMI estimates based on A.C. Nielsen 26.4 29.0 27.4 21.2 19.6 21.2 15 30 2005 2006 2007 2008 2009 Sept YTD

Acquisitions - Canada
Rothmans Inc.
PMI purchased 60% not owned for $1.9 billion
Market size: 28.6 billion in 2008
1.6% growth YTD Sept
PMI market share: 33.4% in 2008
0.5 pp share growth YTD Sept
Source: PMI estimates

PMI
BAT
JT
IMT
(b)
Other
PMI
BAT
JT
Other
Market Shares excl. USA and duty-free Market Shares excl. China, USA and duty-free
(a) Volumes are on a calendar basis, except for IMT, which reports on a fiscal year ending September.
(b) Impact of 3.8 months of Altadis volume has been added and U.S. volume has been excluded to determine full year share.
Source: Company reports and PMI estimates
IMT
(b)
CNTC
Competitive Landscape (2008) (a)
9.3%
18.1%
25.8%
21.0%
25.8%
39.3%
15.6%
15.6%
12.8%
11.0%
5.7%

64 Geographic Expansion India: launch of locally manufactured Marlboro through a PMI controlled joint-venture South Africa: acquisition of business that has close to 30% of tobacco market

China
Nearly 40% of the world cigarette market excluding
the USA and duty-free
PMI has license agreement for production and sale of
Marlboro
and joint-venture for international markets
China National Tobacco Corporation the key partner
Marlboro
sales remain modest but are increasing
International joint-venture brands performing well
Tremendous long-term potential
Source: PMI estimates

Strategies for Growth
Reinforce our position in profitable consumer
segments
Drive growth of our leading brand portfolio through
enhanced consumer understanding and innovation
Expand geographically
Effectively utilize our strong and growing cash flow to
increase shareholder returns
Pursue opportunities for margin improvement
Boost organizational effectiveness and generate
productivity savings
Obtain a fair and reasonable regulatory and fiscal
environment
Attract, motivate and retain the best global talent

67 Cumulative Operating Cash Flow (2008-2010) Source: PMI Financials ($ billion) 2008 2009 2010 6.6 7.3 7.8 21.7 March 2008

68 Cumulative Operating Cash Flow 2008 2009 2010 YTD Sept (2008-2010) Source: PMI Financials ($ billion) 6.6 7.9 7.3 6.4 7.8 21.7 14.3 March 2008 Actual

Free Cash Flow as a % of Net Revenues – Peer Group
2008 FY – Sept 30, 2009 YTD
Note: Free Cash Flow as a % of Net Revenue, excluding excise taxes, is defined as total Free Cash Flow during the 2008 – Sept 30, 2009 YTD period
($12,772 million) over the total revenue during the same period ($44,023 million). Free Cash Flow is defined as Operating Cash Flow ($14,354 million)
less Capital Expenditures ($1,582 million). Nearest comparable period is used where the 2008 – Sept 30, 2009 YTD comparison is unavailable
Source: Centerview Partners from Company filings
4.3%
6.7%
7.4%
7.8%
8.0%
10.7%
15.7%
17.0%
18.2%
18.9%
19.3%
19.4%
19.9%
21.9%
23.1%
23.3%
33.7%
29.0%
Heineken
Nestle
Kraft
Bayer
Unilever
PepsiCo
Diageo
McDonalds
Vodafone
Coca-Cola
Imperial Tobacco
Novartis
Johnson & Johnson
Roche
BAT
GlaxoSmithKline
PMI
Pfizer

Free Cash Flow as a % of Net Revenues – Tobacco
2008 FY – Sept 30, 2009 YTD
Note: Free Cash Flow as a % of Net Revenue, excluding excise taxes, is defined as total Free Cash Flow during the 2008 – Sept 30, 2009 YTD period
($12,772 million) over the total revenue during the same period ($44,023 million). Free Cash Flow is defined as Operating Cash Flow ($14,354 million)
less Capital Expenditures ($1,582 million). Nearest comparable period is used where the 2008 – Sept 30, 2009 YTD comparison is unavailable
Source: Centerview Partners from Company filings
5.7%
13.3%
13.4%
16.8%
19.3%
23.1%
23.7%
29.0%
Japan Tobacco
Reynolds American
Swedish Match
Altria
Imperial Tobacco
BAT
Lorillard
PMI

71 Working Capital Average quarterly working capital in 2008: $ billion - Receivables 2.9 - Inventories 9.1 - Other 0.3 - Payables (7.5) - Total 4.8 Source: PMI Financials

Working Capital – Benchmarking
Objective was to determine areas where improvements
could be made to generate additional cash
Comparisons made with other consumer products
companies and our key competitors

Working Capital – Benchmarking
Objective was to determine areas where improvements
could be made to generate additional cash
Comparisons made with other consumer products
companies and our key competitors
Opportunities identified, particularly inventories
Comprehensive program initiated
Expect to generate $750 million to $1 billion in incremental cash flow over period 2010-2012

Working Capital – Benchmarking
Objective was to determine areas where improvements
could be made to generate additional cash
Comparisons made with other consumer products
companies and our key competitors
Opportunities identified, particularly inventories
Comprehensive program initiated
Expect to generate $750 million to $1 billion in incremental cash flow over period 2010-2012
Confident our free cash flow growth rate will
exceed our net earnings growth rate

Available Funds: Jan 2008 – Sept 2009
Operating
Cash Flow
Incremental
Financing
+
$14.3 billion
$4.8 billion
(a)
Total Funds:
$19.1 billion
(a) Net of Q1, 2008, special dividend paid by PMI to Altria Group, Inc. of $3.0 billion
Source: PMI Financials

Use of Funds: Jan 2008 – Sept 2009
Operating
Cash Flow
Incremental
Financing
Capital
Expenditures
Acquisitions
+
$14.3 billion
$4.8 billion
(a)
Total Funds:
$19.1 billion
$1.6 billion
(8%)
$2.6 billion
(14%)
(a) Net of Q1, 2008, special dividend paid by PMI to Altria Group, Inc. of $3.0 billion
Source: PMI Financials

Use of Funds: Jan 2008 – Sept 2009
Operating
Cash Flow
Incremental
Financing
Capital
Expenditures
Acquisitions
Dividends
Share
Repurchases
+
$14.3 billion
Total Funds:
$19.1 billion
$1.6 billion
(8%)
$2.6 billion
(14%)
$5.3 billion
(28%)
$9.6 billion
(50%)
$4.8 billion
(a)
(a) Net of Q1, 2008, special dividend paid by PMI to Altria Group, Inc. of $3.0 billion
Source: PMI Financials

Dividends
March 2008, established at $1.84 per share on
annualized basis
Increased by 17.4% in August 2008 and 7.4% in
September 2009
Current level of $2.32 per share on an annualized
basis equates to a yield of 4.6%
Source: PMI Financials

Dividend Yield
Note: Dividend yield represents the annualized dividend at Mar 28, 2008, and Nov 13, 2009, over the closing share price on those dates, respectively
Source: Centerview Partners based on company filings and FactSet
March 28, 2008 November 13, 2009
1.9%
2.7%
2.9%
2.9%
2.9%
3.1%
3.2%
3.5%
3.5%
3.6%
3.7%
3.7%
3.8%
4.3%
4.5%
4.6%
4.8%
5.7%
Heineken
Bayer
Coca-Cola
PepsiCo
Nestle
Roche
Johnson & Johnson
McDonalds
Diageo
Pfizer
Unilever
Novartis
Imperial Tobacco
Kraft
BAT
PMI
GlaxoSmithKline
Vodafone
1.8%
2.1%
2.2%
2.4%
2.5%
2.6%
2.7%
2.7%
3.0%
3.1%
3.2%
3.2%
3.5%
3.5%
3.6%
4.8%
5.0%
5.7%
Heineken
PepsiCo
Coca-Cola
Roche
Nestle
Johnson & Johnson
Bayer
McDonalds
Imperial Tobacco
Novartis
Diageo
BAT
Kraft
Unilever
PMI
Vodafone
GlaxoSmithKline
Pfizer

Share Repurchases
$13 billion two-year program has been maintained
throughout the economic and financial crisis
$9.6 billion used to purchase 209.6 million shares at
an average price of $45.81 per share
$3.4 billion remaining in current program, as of
September 30, 2009
Source: PMI Financials

Net Debt to EBITDA – Peer Group
Note: Not Meaningful (NM). Please see relevant reconciliations to most comparable GAAP measures posted on our website or at the end of this presentation
Source: Centerview Partners based on company filings
September 30, 2009
NM
NM
NM
0.2x
0.5x
0.9x
1.0x
1.1x
1.2x
1.2x
1.8x
1.9x
1.9x
2.0x
2.7x
2.8x
2.8x
3.6x
Johnson & Johnson
Pfizer
Novartis
Coca-Cola
PepsiCo
Nestle
GlaxoSmithKline
Unilever
McDonalds
PMI
Bayer
Roche
Vodafone
BAT
Diageo
Kraft
Heineken
Imperial Tobacco

82 Capital Structure Goal is to maintain current credit ratings and flexibility to make acquisitions Intention is to maintain our leverage within the constraints of these credit ratings

Shareholder Returns
This year so far, $7.4 billion returned to shareholders
through dividends and share repurchases
Since March 2008 spin-off, $14.9 billion returned to
shareholders, representing more than 15% of our
current market capitalization
Source: PMI Financials

Total Shareholder Return – Weighted Average
Since Spinoff (March 28, 2008 – November 13, 2009)
Note: Peer groups represent the market weighted average return of the group. Total shareholder return and exchange rates are for period beginning
March 28, 2008 and ending November 13, 2009.  PMI includes pro forma $0.46 per share dividend paid in April 2008
Source: Centerview Partners based on FactSet
Total Shareholder Return – Local Currency
PMI
Company
Peer Group
S&P 500
Tobacco
Peer Group
FTSE 100
PMI
Company
Peer Group
FTSE 100
Tobacco
Peer Group
S&P 500
Total Shareholder Return – USD
6.4%
(3.5)%
(13.5)%
(13.5)%
(16.5)%
1.8%
6.4%
(0.4)%
(6.4)%
(13.5)%

Total Shareholder Return – Peer Group (USD)
Since Spinoff (March 28, 2008 – November 13, 2009)
Note: Exchange rates are as of March 28, 2008 and November 13, 2009.  PMI includes pro forma $0.46 per share dividend paid in April 2008
Source: Centerview Partners based on FactSet
Vodafone
Imperial Tobacco
Heineken
Roche
Diageo
PepsiCo
Kraft
Pfizer
BAT
Coca-Cola
Nestle
Johnson & Johnson
Unilever
Bayer
PMI
GlaxoSmithKline
Novartis
McDonalds
(19.2)%
(16.8)%
(16.2)%
(12.9)%
(12.3)%
(9.4)%
(6.9)%
(4.8)%
(4.5)%
(2.7)%
0.2%
0.3%
1.3%
1.8%
6.4%
6.8%
8.7%
20.2%

Conclusions
Key objective is to continue to provide superior
returns to our shareholders
Business fundamentals in very good shape
Expect to consistently meet or exceed financial mid to
long-term growth targets
Organic volume growth should resume following
employment-led economic recovery
Tremendous cash flow generation
Optimization of working capital
Dividend and share repurchases

Questions & Answers

(in millions USD rounded)
PHILIP MORRIS INTERNATIONAL
Reconciliation of Non-GAAP Measures
Adjustments for the Excises Taxes, Impact of Currency and Acquisitions on Net Revenues
Reported
Net
Revenues
Less
Excise
Taxes
Reported Net
Revenues
excluding
Excise Taxes
Less
Currency
Reported Net
Revenues
excluding
Excise Taxes
& Currency
Less
Acquisi-
tions
Reported Net
Revenues
excluding
Excise Taxes,
Currency &
Acquisitions
Reported
Net
Revenues
Less
Excise
Taxes
Reported
Net
Revenues
excluding
Excise
Taxes

Reported
Reported
excluding
Currency
Reported
excluding
Currency &
Acquisitions
14,354 $      8,433     5,921 $           442            5,479 $           45            5,434 $              For the Quarter ended March 31, 12,170 $      7,018     5,152 $        14.9% 6.3% 5.5%
16,703 9,994 6,709 638 6,071 - 6,071 For the Quarter ended June 30, 13,948 8,113 5,835 15.0% 4.0% 4.0%
17,365 10,412 6,953 590 6,363 14 6,349 For the Quarter ended September 30, 14,232 8,316 5,916 17.5% 7.6% 7.2%
15,218 9,096 6,122 (288) 6,410 170 6,240 For the Quarter ended December 31, 14,893 8,986 5,907 3.6% 8.5% 5.6%
63,640 37,935 25,705 1,382 24,323 229 24,094 For the Year ended December 31, 55,243 32,433 22,810 12.7% 6.6% 5.6%
% Change on Reported Net Revenues
excluding Excise Taxes 2007 2008

(in millions USD rounded)
PHILIP MORRIS INTERNATIONAL
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Companies Income to Adjusted Operating Companies Income &
Adjustments for the Impact of Currency and Acquisitions on Operating Companies Income
Reported
Operating
Companies
Income
Less Asset
Impairment &
Exit Costs /
Others
Adjusted
Operating
Companies
Income
Less
Currency
Adjusted
Operating
Companies
Income
excluding
Currency
Less
Acquisi-
tions
Adjusted
Operating
Companies
Income
excluding
Currency &
Acqusitions
Reported
Operating
Companies
Income
Less Asset
Impairment &
Exit Costs /
Others
Adjusted
Operating
Companies
Income Adjusted
Adjusted
excluding
Currency
Adjusted
excluding
Currency &
Acquisitions
2,546 $          (23)                       2,569 $          224             2,345 $          21                2,324 $             For the Quarter ended March 31, 1,884 $           (62)                       1,946 $          32.0% 20.5% 19.4%
2,646             (172)                      2,818             277             2,541             13                2,528                For the Quarter ended June 30, 2,240              (76)                       2,316             21.7% 9.7% 9.2%
2,939             (13)                       2,952             217             2,735             23                2,712                For the Quarter ended September 30, 2,518              (15)                       2,533             16.5% 8.0% 7.1%
2,303             -                           2,303             (237)            2,540             68                2,472                For the Quarter ended December 31, 2,301              (42)                       2,343             -1.7% 8.4% 5.5%
10,434           (208)                      10,642           481             10,161           125              10,036              For the Year ended December 31, 8,943              (195)                      9,138             16.5% 11.2% 9.8%
% Change on Adjusted Operating
Companies Income 2008 2007

(in millions USD rounded)
PHILIP MORRIS INTERNATIONAL
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Diluted Earnings Per Share to Adjusted Diluted Earnings Per Share &
Adjustments for the Impact of Currency and 2007 Pro-Forma
Reported
(1)(3)
Less Asset
Impairment &
Exit Costs /
Others Adjusted
Less
Currency
Adjusted
excluding
Currency
Reported
(1)(3)
Less Asset
Impairment &
Exit Costs /
Others Adjusted
Pro-Forma
(2)
Adjustments
Adjusted
Pro-Forma Adjusted
Adjusted
excluding
Currency
For the Quarter ended March 31,
0.79 $                  (0.01) 0.80 $       0.07 0.73 $        Diluted Earnings Per Share 0.60 $                 (0.02) 0.62 $       (0.03) 0.59 $          35.6% 23.7%
For the Quarter ended June 30,
0.80 $                  (0.07) 0.87 $       0.10 0.77 $        Diluted Earnings Per Share 0.70 $                 (0.03) 0.73 $       (0.03) 0.70 $          24.3% 10.0%
For the Quarter ended September 30,
1.01 $                  0.08 0.93 $       0.08 0.85 $        Diluted Earnings Per Share 0.82 $                 0.01 0.81 $       (0.03) 0.78 $          19.2% 9.0%
For the Quarter ended December 31,
0.71 $                  - 0.71 $       (0.10) 0.81 $        Diluted Earnings Per Share 0.74 $                 0.01 0.73 $       (0.01) 0.72 $          -1.4% 12.5%
For the Year ended December 31,
3.31 $                  - 3.31 $       0.15 3.16 $        Diluted Earnings Per Share 2.86 $                 (0.03) 2.89 $       (0.09) 2.80 $          18.2% 12.9%
(1)
Refer to schedule 11 and 12 in the 2008 Full Year Earnings Release.
(2)
For details on the Pro-Forma adjustments, please refer to the schedule 14 in the 2008 Full Year Earnings Release.
% Change on Diluted
Earnings Per Share 2008 2007
(3)
Effective January 1, 2009, PMI adopted the provisions of amended FASB authoritative guidance which requires that unvested share-based payment awards that contain nonforfeitable rights to dividends are participating securities and therefore shall be included in the earnings per share calculation pursuant to the two-class method.

(in millions USD rounded, except ratios)
PHILIP MORRIS INTERNATIONAL
Reconciliation of Non-GAAP Measures
Calculation of Net Debt to EBITDA Ratio
March 31, September 30,
2008 2009
April~December January~March 12 months October~December January~September 12 months
2007 2008 rolling 2008 2009 rolling
Earnings before income tax 7,033 $              2,449 $              9,482 $      2,120 $                      7,027 $                      9,147 $
Interest expense, net - 75 75 106 572 678
Amortization & Depreciation 585 201 786 217 607 824
EBITDA 7,618 $              2,725 $              10,343 $    2,443 $                      8,206 $                      10,649 $
March 31, September 30,
2008 2009
Short-term borrowings 793 $         313 $
Current portion of long-term debt 104 197
Long-term debt 6,643 13,741
Total debt 7,540 $      14,251 $
Less: Cash & cash equivalents 1,231 1,602
Net Debt 6,309 $      12,649 $
Ratio
Net Debt / EBITDA 0.61 1.19